HARROW®

Your patients. Our purpose.

Fab Five Acquisition | December 2022

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: the continued impact of the COVID-19 pandemic and any future health epidemics on Harrow's financial condition, liquidity and results of operations; the Company's ability to gain market approval (i.e., FDA) of its drug candidates; the Company's ability to make commercially available its FDA-approved products and compounded formulations and technologies in a timely manner or at all; market acceptance of the Company's products and challenges related to the marketing of the Company's products; risks related to Harrow's pharmacy operations; the Company's ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of the Company's products; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its products; risks related to research and development activities; its estimates of the current and potential market for its technologies and products; unexpected data, safety and technical issues; regulatory and market developments impacting pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA, Core Results, such as core gross margin, core net income and core diluted net income per share, and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website, and as an appendix to this presentation. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities.

A registration statement was previously filed by the Company with the SEC and declared effective by the SEC on June 6, 2022 and a preliminary prospectus supplement was filed by the Company on December 14, 2022. The offering will be made only by means of a prospectus. Copies of the preliminary prospectus supplement relating to these securities may be obtained when available without charge from the offices of B. Riley Securities, Inc., at 1300 North 17th Street, Suite 1300, Arlington, VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com.

Transaction Overview

Fab Five Transaction Summary

- December 2022 transaction (Fab Five Transaction) to acquire U.S. rights to:
  - **ILEVRO®** (nepafenac ophthalmic suspension) 0.3%, a non-steroidal, anti-inflammatory eye drop indicated for pain and inflammation associated with cataract surgery.
  - **NEVANAC®** (nepafenac ophthalmic suspension) 0.1%, a non-steroidal, anti-inflammatory eye drop indicated for pain and inflammation associated with cataract surgery.
  - **VIGAMOX®** (moxifloxacin hydrochloride ophthalmic solution) 0.5%, a fluoroquinolone antibiotic eye drop for the treatment of bacterial conjunctivitis caused by susceptible strains of organisms.
  - **MAXIDEX®** (dexamethasone ophthalmic suspension) 0.1%, a steroid eye drop for steroid-responsive inflammatory conditions of the palpebral and bulbar conjunctiva, cornea, and anterior segment of the globe.
  - **TRIESENCE®** (triamcinolone acetonide injectable suspension) 40 mg/ml, a steroid injection for the treatment of certain ophthalmic diseases and for visualization during vitrectomy.
- Expected to close in the first quarter of 2023, subject to regulatory approval, and requires a $130 million closing payment, plus an additional milestone payment of up to $45 million, triggered upon the commercial availability of TRIESENCE.
- At September 30, 2022, excluding TRIESENCE, which has been on backorder, management estimates pro forma TTM EBITDA for the Fab Five Products was over $33M, with 90%+ gross margins.

Landmark Branded Product Acquisition

- Transaction is expected to be immediately financially accretive upon closing.
- During an estimated six-month post-closing NDA transfer period, Seller to transfer all net profits from the sale of the products.
- Seller will continue to supply products for up to three years post-closing.
- We believe the Fab Five products have revenue and margin durability, and clinical longevity:
  - ILEVRO, patent protected into 2032, with broad insurance coverage, was and should return to being a market-leading NSAID eye drop.
  - TRIESENCE, patent protection into 2029, is the only on-label product for its indication and sales should benefit from an established J-code for reimbursement.
  - VIGAMOX is a highly trusted topical antibiotic brand name among eyecare professionals; intend to leverage ImprimisRx compounding infrastructure to repackage VIGAMOX.
- Transaction (1) accelerates Harrow's vision of becoming a leading U.S. ophthalmic pharmaceutical company, (2) supplements and complements ImprimisRx compounding business, and (3) leverages shared resources and commercial infrastructure to generate economies of scale and expand and grow the overall business.

Senior Notes Transaction Summary

Issuer:	Harrow Health, Inc. (Nasdaq: HROW)
Security:	Senior Unsecured Notes (the "Notes")
Proposed Exchange:	Nasdaq
Offering Size(1):	$100,000,000
Overallotment:	15%
Principal Amount per Note:	$25.00
Price Talk(1):	11.50% - 12.00% area
Maturity:	The Notes will mature on December 31, 2027, unless redeemed prior to maturity
Call Feature:	At any time prior to December 31, 2024, the Issuer may redeem the Notes for cash in whole or in part at any time at its option at a redemption price equal to 100.0% of the principal amount thereof plus the Make-Whole Amount. In addition, the Issuer may redeem the Notes for cash in whole or in part at any time at its option (i) on or after December 31, 2024 and prior to December 31, 2025, at a price equal to $25.50 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, (ii) on or after December 31, 2025 and prior to December 31, 2026, at a price equal to $25.25 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, and (iii) on or after December 31, 2026 and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption.
Mandatory Redemption:	In the event of a failure by the Issuer to complete the acquisition within 180 days after the original issue date of the Notes, or a Material Change to the Acquisition, the Issuer is required to redeem the Notes for cash, in whole but not in part, at the redemption price equal to $25.50 per note, plus accrued and unpaid interest to, but excluding, the date of redemption.
Use of Proceeds:	The Issuer intends to use the net proceeds from the sale of the Senior Notes to fund a portion of the purchase price payable for an acquisition, with the remaining net proceeds, if any, available for general corporate purposes, including funding future strategic product acquisitions and related investments, making capital expenditures, and funding working capital.
Expected Pricing Date:	Thursday, December 15th after market close
Book-Running Managers:	B. Riley Securities, Inc, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., and William Blair & Company
Lead Manager:	EF Hutton, division of Benchmark Investments, LLC
Co-Managers:	Aegis Capital Corp, Huntington Capital Markets, InspereX LLC, Maxim Group LLC, Newbridge Securities Corp., and Revere Securities LLC

(1) Actual offering size and pricing may differ from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriters.

HARROW
Your patients. Our purpose.

Sources and Uses and Pro Forma Capitalization

Pro Forma Sources and Uses (unaudited)

Sources[1]	
Senior Notes	$100.0
Common Stock	$25.0
Cash From Balance Sheet	$15.5
Total Sources	**$140.5**

Uses	
Acquisition Cost	$130.0
Transaction Expenses	$10.5
Total Uses	**$140.5**

Pro Forma Capitalization and Key Leverage Statistics (unaudited and includes non-GAAP measures)

	As of 9/30/2022	Transaction Adjustments	Pro Forma 9/30/22
Cash and Cash Equivalents	$45.0	($15.5)	$29.5
Senior Unsecured Notes due 2026	$75.0	-	$75.0
Senior Unsecured Notes due 2027	-	$100.0	$100.0
Total Debt	**$75.0**	**$100.0**	**$175.0**
Less Cash	*($45.0)*		*($29.5)*
Net Debt	**$30.0**		**$145.5**
Harrow Health 9/30/22 LTM Adj. EBITDA[2]	$13.4	-	$13.4
Management Estimates of Acquired Assets Pro Forma 9/30/22 LTM EBITDA[3]	-	$33.3	$33.3
Total Adj. EBITDA[2]	**$13.4**		**$46.7**
Total Debt / Adj. EBITDA[2]	**5.6x**		**3.7x**
Net Debt / Adj. EBITDA[2]	**2.2x**		**3.1x**

(1) Actual offering sizes may differ from the figures shown; offering sizes to be determined by negotiations between the Company and the underwriter.
(2) During the 2021 reporting periods, including the fourth quarter of 2021, $3.117 million of IPR&D costs associated with acquisition of IHEEZO and similar IPR&D transactions were excluded from Adjusted EBITDA for reporting purposes.
(3) Management Estimates of Acquired Assets EBITDA are based on sales, COGS, and marketing fees provided by the seller of the assets, along with other operational expenses estimated by the Company. Excludes TRIESENCE due to lack of commercial availability.

HARROW
Your patients. Our purpose.

Company Overview

Harrow (NASDAQ: HROW)

- *Commercial-stage ophthalmic pharmaceutical company headquartered in Nashville, TN.*
- *Surgical, acute, and chronic care branded pharmaceutical products (BPPs) and cGMP compounded pharmaceutical products (CPPs).*
- *10,000+ ophthalmic-focused customers (doctors, hospitals, and ASCs) in the U.S.*
- ***22% year-over-year revenue growth rate (YTD 3Q22 vs. YTD 3Q21).***
- ***7-year revenue CAGR of 72%.***
- ***Cost structure in place to support upcoming product launches and recent acquisitions.***
- 2022/2023 Value Drivers:
  - Market-leading ImprimisRx CPP brand continues to grow, and deliver profits, and cash flow.
  - Within 24 months of the launch of FDA-approved IHEEZO™ (expected in 1H 2023), revenues are expected to double, with aggregate core gross margins expected to increase into the 80s.
  - Launched of Fortisite™ and atropine.com™ to ramp in 2023; Re-launched Iopidine® and Maxitrol®.
  - Melt Pharmaceuticals' pivotal clinical trial readout in Q4 2022 (Harrow owns 46% of equity, $13.5M senior debt, and royalties on MELT-300 product candidate).

HARROW
Your patients. Our purpose.

Harrow's Eyecare Pharmaceuticals Platform

- A highly-trusted, fully integrated pharmaceutical and pharmacy platform, consisting of national sales and customer service teams, automated cGMP drug compounding facilities, and an efficient, scalable, and tech-enabled national distribution platform for prescription products, including a 50-state mail-order pharmacy.
- ~40 SKUs serve large and growing surgical, acute, and chronic eyecare markets:
  - 5.5 million annual ocular surgeries;[1]
  - 16+ million U.S. dry eye disease patients;[2] and
  - 3+ million U.S. glaucoma patients.[3]
- Product lines supported by 60+ patents and peer-reviewed literature.
- Partners with eyecare professionals to innovate new products and meet unmet market needs.
- Service 4,000+ monthly accounts of over 10,000 prescribers and institutions.
- Net Promoter Score ranked consistently in 80s and 90s in recent years.

(1) According to a 2019 report by *Market Scope*, a third-party provider of market data.
(2) Farrand KF, Fridman M, Stillman IO, Schaumberg DA. Prevalence of Diagnosed Dry Eye Disease in the United States Among Adults Aged 18 Years and Older. Am J Ophthalmol 2017;182:90-8.
(3) According to Glaucoma Research Foundation: https://www.glaucoma.org/about/fast-facts-glaucoma-research-foundation.php.

IHEEZO™ Launch – First Half of 2023

- Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by FDA in September 2022.
  - First approved use in the U.S. ophthalmic market of chloroprocaine hydrochloride.
  - First branded ocular anesthetic approved for the U.S. ophthalmic market in nearly 14 years.
- Safety and efficacy of IHEEZO were demonstrated in three human clinical studies.
  - Study 3, the first time a U.S. drug candidate was studied in a surgical model for FDA approval in the ocular surface anesthesia category, demonstrated that:
    - IHEEZO worked rapidly (about 1 to 1.5 minutes).
    - IHEEZO provided sufficient anesthesia to successfully perform the surgical procedure (on average lasting 22 minutes).
    - No patient dosed with IHEEZO required a supplemental treatment to complete the surgical procedure.
- Market access strategy underway.
- Estimated 4.5 million cataract surgeries performed annually in the U.S.[1], all of which typically utilize some form of ocular surface anesthesia.

(1) According to a September 2021 report by *Market Scope*, a third-party provider of market data.

Harrow Revenues and Core Gross Margin



(Revenues and Assets in Thousands)
34%
46%
51%
50%
60%
67%
70%
75%
75%
73%
$1,660
$9,716
$19,942
$26,774
$41,372
$51,165
$48,871
$72,476
$52,288
$68,266
2014
2015
2016
2017
2018
2019
2020
2021
3Q YTD 21
3Q YTD 22
Consolidated Revenues
Core Gross Margin(1)

(1) Core gross margin is a non-GAAP measure that excludes from gross profit all amortization and impairment charges of intangible assets associated with acquired NDAs.

Equity Holdings and Royalty Pipeline

- Surface Ophthalmics, Melt Pharmaceuticals, and Eton Pharmaceuticals (NASDAQ: ETON), founded as Harrow subsidiaries, were carved-out after hiring management and closing external financings.
- Harrow owns:
  - 2 million shares of Eton and equity in Surface and Melt (20% and 46%, respectively);
  - $13.5M senior secured note and ROFR on 3rd party commercialization rights of Melt's products; and
  - Royalty rights on Surface's SURF-100, 200, 201 and Melt's MELT-300 drug candidates.

	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA Filed
SURF-201 Prevention of post-cataract surgery inflammation	Best reported data for post cataract surg. steroid				
SURF-200 Treatment of acute dry eye disease	Phase 2 data expected in Q4 2022				
SURF-100 Treatment of chronic dry eye disease	Phase 2 study completed; data expected soon				
MELT-300 Procedural sedation and analgesia	Pivotal efficacy study readout in Q4 2022				

HARROW
Your patients. Our purpose.

Fab Five Products and Strategy

Fab Five Overview

Product	ILEVRO NEPAFENAC SUSPENSION 0.3% OPHTHALMIC	NEVANAC NEPAFENAC OPHTHALMIC SUSPENSION 0.1%	MAXIDEX DEXAMETHASONE OPHTHALMIC SUSPENSION 0.1%	TRIESENCE TRIAMCINOLONE ACETONIDE INJECTABLE SUSPENSION 40 MG/ML	VIGAMOX MOXIFLOXACIN HYDROCHLORIDE OPHTHALMIC SOLUTION 0.5%
Year of FDA Approval	2012	2005	Pre-1982	2007	2003
FDA-approved Indication	NSAID eye drop, for treatment of pain and inflammation associated with cataract surgery	NSAID eye drop, for treatment of pain and inflammation associated with cataract surgery	Steroid eye drop, for steroid-responsive inflammatory conditions of the palebral and bulbar conjunctiva, cornea and anterior segment of the globe	Steroid injection, for treatment of certain ophthalmic disease and visualization during vitrectomy	Antibiotic eye drop, for treatment of bacterial conjunctivitis caused by susceptible strains of organisms
Generics and Competition	No direct generics as ILEVRO and NEVANAC are the only ophthalmic NSAIDs that utilize nepafenac, allowing exclusive access to the API.	No direct generics as ILEVRO and NEVANAC are the only ophthalmic NSAIDs that utilize nepafenac, allowing exclusive access to the API.	Several generics, although MAXIDEX is the only suspension (all generics are solutions).	No generics.	Generics since 2017. In 2021, we purchased MOXEZA, the only other branded moxifloxacin eye drop, allowing us up to own the moxifloxacin molecule for branded eyedrop offerings.
Intellectual Property	3 patents, last patent expires March 2032	2 patents, last patent expires January 2027	All patents expired; only suspension in the category	2 patents, last patent expires in December 2029	All patents have expired

HARROW
Your patients. Our purpose.

Pro Forma Ophthalmic Portfolio in U.S.

COMPOUNDED

Proprietary compounded product lines, not FDA approved;
Cash pay, custom Rx needed

GO DROP LESS®
LESS DROPS®
SIMPLE DROPS®
TOTALTEARS®

BRANDED

FDA-approved products with **no generic competitors** and **broad insurance formulary coverage**

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%
ILEVRO™ (nepafenac ophthalmic suspension) 0.3%
IOPIDINE®
Nevanac® (nepafenac ophthalmic suspension) 0.1%
Triesence (triamcinolone acetonide injectable suspension)

STRATEGIC BRANDS

FDA-approved products with generic competitors;
Enhances offering to customers and payers

VIGAMOX®
Maxitrol®
Maxidex®

Pro Forma Ophthalmic Portfolio assumes the closing of the Fab Five Acquisition, which is expected to take place in the first quarter of 2023, pending regulatory approval, and will result in Harrow acquiring the U.S. commercial rights to ILEVRO, NEVANAC, TRIESENCE, VIGAMOX and MAXIDEX.

Complementary Market Opportunity

- Our products can be used in 4.5 million cataract surgeries and 250K-400K vitrectomies(1) annually.
- In 2022, our market-leading compounding business, ImprimisRx, will sell and dispense nearly 3M sterile ophthalmic units, including nearly 1M units of combination compounded eye drops.
- ImprimisRx compounded offerings are cost-effective; however, they are cash pay-only, typically not eligible for insurance reimbursement, and are thus excluded from many outpatient hospitals and ambulatory sites with a high volume of ophthalmic procedures.
- The addition of the Fab Five Products gives our sales team a new call point – *prescribers and institutions that will only purchase FDA-approved products* – expanding our customer base with a one-stop solution for all customers' needs.
- The Fab Five Products *are* eligible for insurance reimbursement and currently have favorable formulary placement with major insurance entities.
- We don't foresee a market demand reduction for the Fab Five Products (demographic growth should increase market size) or new competitive threats, particularly in the NSAID market, where we intend to develop a strong position with the nepafenac molecule (owning ILEVRO and NEVANAC).

(1) According to a September 2021 report by *Market Scope*, a third-party provider of market data.

HARROW
Your patients. Our purpose.

Fab Five Revitalization Strategy

- According to IQVIA, within the past five years, aggregate gross sales of the Fab Five Products exceeded $200M per year.
  - There is ongoing, strong clinical and market need for the Fab Five Products, with demographic changes expected to further increase target patient populations.
- As a result of several factors, including the abandonment of marketing and sales detailing, sales figures of the Fab Five products have declined.
- In order to reverse recent revenue declines and build momentum towards the recovery of the economic potential of these assets, we plan to:
  - maintain adequate inventories,
  - execute a market access strategy,
  - generate marketing awareness, and
  - effect a comprehensive national sales detailing program.

Fab Five Revitalization Strategy

- We plan to actively manage the supply chain, making sure there is adequate supply (>9 months safety stock) of the products. This can be achieved by actively watching inventory levels and managing forecasts.
- We intend to leverage our existing operating infrastructure to support commercial readiness for the Fab Five Products (e.g., market access team to support optimal payer coverage and reimbursement, marketing, regulatory, etc.).
- Our sales approach will be two-pronged:
  - actively market the products digitally and in-person through our sales force and at tradeshows;
  - offer the Fab Five products as options to existing cash-pay customers that want to have a branded or insurance-reimbursable option.
- We anticipate completing a technology transfer of the products to a new CDMO within 36 months, and any new supplier would be able to provide adequate supplies to meet our forecasted needs.

Summary of Harrow (NASDAQ: HROW)

- Transformative acquisition expected to be immediately accretive to most 2023 financial metrics.
- Acquisition to accelerate vision to be a leading U.S. ophthalmic pharmaceutical business.
- *2023* expectations: Growing revenues, stable core gross margins and OpEx/revenue ratio.
- Revenues are expected to double within a few years of the IHEEZO product launch.
- Core gross margin profile expected to increase post IHEEZO launch from the 70s to the 80s.
- Balance sheet bolstered by large equity positions and royalties connected to Surface and Melt.
- Management is aligned with shareholders with market-based vesting stock grants.
- *Positioned to be both a high growth and profitable U.S.-focused public eyecare company.*

HARROW
Your patients. Our purpose.

HARROW®

Your patients. Our purpose.

102 Woodmont Blvd., Ste 610
Nashville, Tennessee 37205
www.HarrowInc.com

Jamie Webb
Director of Communications and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737

Appendix

Pro Forma Adjusted EBITDA Reconciliation

($ in 000s)	LTM at Sept. 30, 2022
Historical Adjusted EBITDA	
Net Loss(1)	($22,559)
Stock-Based Compensation and Expenses	8,056
Interest Expense, net	7,310
Income taxes	208
Depreciation	1,532
Amortization of Intangible Assets	1,239
Impairment of Intangible Assets	249
Investment Loss, net(2)	17,231
Other (Income) Loss, net	(248)
Other Expense, net	392
Harrow Health Historical Adjusted EBITDA	**$13,410**
Management Estimates of Acquired Asset EBITDA(3)	**$33,285**
Harrow Health Adj. EBITDA + Acquired Asset EBITDA	**$46,695**

(1) Net loss during the period presented includes $3,117 of acquired IPR&D costs associated with the acquisition of IHEEZO. The Company recently made a change to its methodology for reporting of Adjusted EBITDA to include IPR&D charges. During the 2021 reporting periods, including the fourth quarter of 2021, the IPR&D costs associated with acquisition of IHEEZO and similar IPR&D transactions were excluded from Adjusted EBITDA for reporting purposes.
(2) Non-cash losses related to the change in the fair market value of Eton's common stock and equity method accounting losses from other unconsolidated entities.
(3) Management Estimates of Acquired Assets EBITDA are based on sales, COGS, and marketing fees provided by the seller of the assets, along with other operational expenses estimated by the Company. Excludes TRIESENCE due to lack of commercial availability.

HARROW
Your patients. Our purpose.

Core Gross Margin Reconciliation

	GAAP Gross Profit	Amortization of Certain Intangible Assets	Core Gross Profit	Gross Margin	Core Gross Margin
2014	$ 567	$ -	$ 567	34%	34%
2015	4,510	-	4,510	46%	46%
2016	10,111	-	10,111	51%	51%
2017	13,269	-	13,269	50%	50%
2018	24,851	-	24,851	60%	60%
2019	34,416	-	34,416	67%	67%
2020	34,408	-	34,408	70%	70%
2021	54,262	-	54,262	75%	75%
3QYTD 2022	49,048	1,023	50,071	72%	73%

HARROW
Your patients. Our purpose.